UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2008

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Shareholder Approval of Performance Bonus Plan

On May 13, 2008, at the 2008 Annual Meeting of Shareholders of Cabela’s Incorporated (the “Company”), the Company’s shareholders approved the Cabela’s Incorporated Performance Bonus Plan (the “Performance Bonus Plan”).   The Company’s named executive officers are eligible to participate in the Performance Bonus Plan.  The Performance Bonus Plan is generally administered by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”).   The Performance Bonus Plan generally provides for the grants of awards, as determined by the Compensation Committee, to a participant based on that participant’s level of attainment of certain specified performance goals during a specified performance period.

The foregoing description of the Performance Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the Performance Bonus Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment of 2004 Stock Plan

On May 14, 2008, the Board of Directors of the Company amended Section 5.6 of the Cabela’s Incorporated 2004 Stock Plan (the “Stock Plan”) to shorten the term of each automatic grant of options to the Company’s non-employee directors from 10 years to 8 years.  Other than shortening the term of each automatic grant of options to the Company’s non-employee directors from 10 years to 8 years, the terms of the Stock Plan remain unchanged.

The foregoing description of the Stock Plan does not purport to be complete and is qualified in its entirety by reference to the amended and restated Stock Plan, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Cabela’s Incorporated Performance Bonus Plan (incorporated by reference from Exhibit 10 of the Company’s Current Report on Form 8-K, filed on February 19, 2008, File No. 001-32227)

	10.2	Cabela’s Incorporated 2004 Stock Plan (as amended and restated effective May 14, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: May 19, 2008	By:	/s/ Ralph W. Castner
Ralph W. Castner
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Cabela’s Incorporated Performance Bonus Plan (incorporated by reference from Exhibit 10 of the Company’s Current Report on Form 8-K, filed on February 19, 2008, File No. 001-32227)

10.2	Cabela’s Incorporated 2004 Stock Plan (as amended and restated effective May 14, 2008)